UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2024

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If  an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2024, the boards of directors (the “Boards”) of FB Financial Corporation and its wholly owned subsidiary, FirstBank (collectively, the “Companies”), increased their respective sizes from 11 members to 12 members and appointed R. Milton Johnson to fill the vacancies created by the increase in number of directors and to serve as a member of the Boards until the election and qualification of his successor or until his earlier death, resignation, or removal. The increase in the sizes of the Boards and Mr. Johnson’s appointments are each effective as of March 1, 2024.

The Boards have determined that Mr. Johnson qualifies as an independent director under the listing standards of the New York Stock Exchange. As of the date of this Report, the Boards have not appointed Mr. Johnson to any committees of the Boards, though the Company undertakes to amend this Current Report if Mr. Johnson is subsequently appointed to any such committees. There are no family relationships between Mr. Johnson and any director, executive officer or person nominated or chosen by the Boards to become a director or executive officer of the Companies, and there were no arrangements or understandings between Mr. Johnson and any other person pursuant to which he was selected as a director of the Boards. In addition, there are no transactions involving Mr. Johnson and the Companies that require disclosure under Item 404(a) of Regulation S-K.

In his capacity as a director, Mr. Johnson will receive compensation that is consistent with the compensation received by the other non-employee members of the Boards. A description of the compensation paid by the Company to its non-employee directors is set forth under “Director Compensation” in the Company’s definitive proxy statement for its 2023 annual meeting of shareholders filed with the Securities and Exchange Commission on April 3, 2023, which description is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 5, 2024, FB Financial Corporation issued a press release announcing the appointment of Mr. Johnson to the Boards. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

The information contained in this Current Report under this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued February 5, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By: /s/ Beth W. Sims
Beth W. Sims
General Counsel and Corporate Secretary
Date: February 5, 2024